                        Proforma Condensed Consolidated
                       Financial Statements (Unaudited)

                               eDiets.com, Inc.

                               EDIETS.COM, INC.
            PROFORMA CONDENSED CONSOLIDATED STATEMENTS (UNAUDITED)


                                   Contents

Proforma Condensed Consolidated Balance Sheet as of June 30, 2001..........   2
Proforma Condensed Consolidated Statement of Operations for the
  six months ended June 30, 2001...........................................   3
Proforma Condensed Consolidated Statement of Operations for the
  year ended December 31, 2000.............................................   5

             PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The following pro forma condensed consolidated balance sheet at June 30, 2001 gives effect to the acquisition of DietSmart, Inc. (DietSmart) by eDiets.com, Inc. (the Company) as if the transaction had occurred on June 30, 2001. The pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 give effect to the foregoing as if the transaction had occurred on January 1, 2000.

The Company has entered into an agreement and plan of merger with DietSmart, Inc., a private company, in exchange for 2 million shares of common stock, par value $.001 per share, of the Company and cash of $2.5 million. Subject to escrow provisions, the cash consideration, and interest thereon, shall be payable to DietSmart as follows: $500,000 was paid on the effective date of closing; $500,000 shall be paid on the last day of the 6th month ending after the effective date; $500,000 shall be paid on the last day of the 9th month ending after the effective date; $500,000 shall be paid on the last day of the 12th month ending after the effective date; and $500,000, plus all interest then accrued and unpaid, shall be paid on the last day of the 15th month ending after the effective date.

Upon the completion of the acquisition, certain deferred compensation owed to the three DietSmart founders was paid and the remainder will be paid on an installment basis. In addition, the Company has entered into a three-year employment agreement with each of the three DietSmart founders providing for an annual base salary of $160,000 with a 6% increase per year.

The pro forma financial data is presented for informational purposes only and does not purport to project the financial position or results of operations for any future period or as of any future date. The pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and with the financial statements and the notes thereto of the Company and the financial statements and the notes thereto of DietSmart, Inc., all of which are included elsewhere in this document.

                                EDIETS.COM, INC.
            PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 2001

                                                 Company                            Proforma             Company
                                               as Reported     DietSmart, Inc.     Adjustments           Proforma
                                            -----------------------------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                  $  1,867,221     $     205,275    $     (500,000) (1)   $  1,487,496
                                                                                       (85,000) (2)
   Accounts receivable                             441,709            31,737                 -             473,446
   Prepaid advertising costs                       333,318                 -                 -             333,318
   Other current assets                            225,772            18,477                 -             244,249
                                            -----------------------------------------------------------------------
Total current assets                             2,868,020           255,489          (585,000)          2,538,509
Restricted cash                                    237,796            55,025                 -             292,821
Property and equipment, net                        930,417           713,733                 -           1,644,150
Prepaid advertising costs                        1,043,081                 -                 -           1,043,081
Intangible assets                                        -                 -         5,822,111  (1)      5,634,813
                                                                                      (187,298) (2)
Other assets                                             -            76,641                 -              76,641
                                            -----------------------------------------------------------------------
Total assets                                  $  5,079,314     $   1,100,888    $    5,049,813        $ 11,230,015
                                            =======================================================================

Liabilities and stockholders' equity
   (deficit)
Current liabilities:
   Accounts payable                           $    391,225     $     603,021    $            -        $    994,246
   Accrued liabilities                           1,593,618           203,770         1,500,000  (1)      3,557,388
                                                                                       260,000  (1)
   Deferred revenue                              2,174,009           633,312                 -           2,807,321
   Current portion of capital lease                119,577            14,891                 -             134,468
     obligations
   Related party notes payable                           -            50,000                 -              50,000
                                            -----------------------------------------------------------------------
Total current liabilities                        4,278,429         1,504,994         1,760,000           7,543,423

Capital lease obligations, net of
   current portion                                 141,412             6,510                 -             147,922
Deferred executive compensation                          -           362,298          (272,298) (2)         90,000
Other long-term liabilities                              -                 -           500,000  (1)        500,000

Stockholders' equity (deficit):
   Series A convertible preferred stock                  -             1,645            (1,645) (1)              -
   Series B convertible preferred stock                  -             1,407            (1,407) (1)              -
   Common stock                                     13,586             6,572            (6,572) (1)         15,586
                                                                                         2,000  (1)
   Additional paid-in capital                    7,308,397         5,109,386        (5,109,386) (1)      9,595,594
                                                                                       169,197  (1)
                                                                                     2,118,000  (1)
   Unearned compensation                            (5,365)         (779,472)          779,472  (1)         (5,365)
   Accumulated deficit                          (6,657,145)       (5,112,452)        5,112,452  (1)     (6,657,145)

                                            -----------------------------------------------------------------------
Total stockholders' equity (deficit)               659,473          (772,914)        3,062,111           2,948,670
                                            -----------------------------------------------------------------------
Total liabilities and stockholders' equity
   (deficit)                                   $ 5,079,314     $   1,100,888    $    5,049,813        $ 11,230,015
                                            =======================================================================

See accompanying notes.

                               EDIETS.COM, INC.
            PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                        SIX MONTHS ENDED JUNE 30, 2001

                                                Company                           Proforma          Company
                                              as Reported    DietSmart, Inc.     Adjustments        Proforma
                                           -----------------------------------------------------------------------
Revenue                                       $ 10,519,633    $1,684,277      $           -      $ 12,203,910

Costs and expenses:
   Cost of revenue                                 522,755        63,568                  -           586,323
   Product development                             207,824       440,457                  -           648,281
   Sales and marketing                           7,669,001     1,515,006             80,000  (3)    9,225,536
                                                                                    (38,471) (3)
   General and administrative                    1,725,773       402,793            160,000  (3)    2,211,623
                                                                                    (76,943) (3)
   Depreciation and amortization                   216,412       130,215            291,106  (4)      637,733
                                           -----------------------------------------------------------------------
Total costs and expenses                        10,341,765     2,552,039            415,692        13,309,496

Other income (expense), net                          7,599       (10,617)            (8,995) (5)      (12,013)
Provision for income taxes                          (3,719)            -                  -            (3,719)
                                           -----------------------------------------------------------------------
Net income (loss)                           $      181,748    $ (878,379)        $ (424,687)    $  (1,121,318)
                                           =======================================================================

Earnings (loss) per common share - basic
   and diluted                              $         0.01                                      $       (0.07)
                                           ==================                                  ===================

Weighted average number of common
 shares outstanding:
     Basic                                      13,557,446                                         15,557,446
                                           ==================                                  ===================

     Diluted                                    14,723,530                                         15,557,446
                                           ==================                                  ===================

See accompanying notes.

(1) Reflects elimination of the historical equity accounts of DietSmart, Inc. and allocation of total purchase price as follows:

         Cash....................................   $2,500,000
         Common Stock............................    2,120,000
         Fair value of stock options.............      169,197
         Direct acquisition costs................      260,000
                                                  --------------
         Total purchase price....................   $5,049,197
                                                  ==============

     Reflects the estimated value of eDiets.com, Inc. common stock to be issued at $1.06 per share.

(2) Reflects adjustment to deferred executive compensation as per the agreement and plan of merger.

(3) Reflects six months of annual salary for each of the three executives of DietSmart under new employment agreements and reversal of previously recorded cash and deferred compensation amounts for the period.

(4) For the purpose of these unaudited pro forma condensed consolidated financial statements, we have allocated half of the excess of the purchase price over the fair value of the net liabilities acquired to identifiable intangible assets and the other half to goodwill. We believe that we will benefit from these intangibles for an indeterminable period of time of at least five years, and therefore a five-year amortization is appropriate. For the purpose of these unaudited pro forma condensed consolidated financial statements, we have adopted Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Intanbible Assets." In accordance with SFAS No. 141, no amortization of goodwill is included.

     The final allocation of the purchase price will be determined after the completion of a valuation of tangible and identifiable intangible assets acquired (including their estimated useful lives) and liabilities assumed. Using this information we will make a final allocation of the purchase consideration, including allocation to tangible assets and liabilities, identifiable intangible assets and goodwill. Accordingly, depreciation and amortization, as presented in the pro forma condensed consolidated statements of operations for the six months ended June 30, 2001 may fluctuate significantly from the preliminary estimate when the final valuation of tangible and intangible assets is completed.

(5) Reflects interest expense related to the deferred cash payment component of the purchase price.

                               EDIETS.COM, INC.
           PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 2000

                                                Company                           Proforma             Company
                                              as Reported    DietSmart, Inc.     Adjustments           Proforma
                                           ------------------------------------------------------------------------
Revenue                                      $  11,433,680   $     192,868      $         -         $  11,626,548

Costs and expenses:
   Cost of revenue                                 544,333         136,713                -               681,046
   Product development                             237,700         577,550                -               815,250
   Sales and marketing                          12,746,650       1,544,424          160,000  (1)       14,355,797
                                                                                    (95,277) (1)
   General and administrative                    3,202,474       1,924,760          320,000  (1)        5,256,727
                                                                                   (190,507) (1)
   Depreciation and amortization                   313,472         113,200          582,211  (2)        1,008,883
                                           ------------------------------------------------------------------------
Total costs and expenses                        17,044,629       4,296,647          776,427            22,117,703

Other income, net                                  160,798           3,752          (99,651) (3)           64,899
                                           ------------------------------------------------------------------------
Net loss                                     $  (5,450,151)  $  (4,100,027)     $  (876,078)        $ (10,426,256)
                                           ========================================================================

Loss per common share - basic and diluted
                                             $       (0.41)                                         $       (0.69)
                                           ==================                                     =================

Weighted average number of common shares
   outstanding - basic and diluted              13,214,855                                             15,214,855
                                           ==================                                     =================


See accompanying notes.

(1) Reflects annual salary for each of the three executives of DietSmart under new employment agreements and reversal of previously recorded cash and deferred compensation amounts for the period

(2) For the purpose of these unaudited pro forma condensed consolidated financial statements, we have allocated half of the excess of the purchase price over the fair value of the net liabilies acquired to identifiable intangible assets and the other half to goodwill. We believe that we will benefit from these intangibles for an indeterminable period of time of at least five years, and therefore a five-year amortization is appropriate. For the purpose of these unaudited pro forma condensed consolidated financial statements, we have adopted Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Intanbible Assets." In accordance with SFAS No. 141, no amortization of goodwill is included.

     The final allocation of the purchase price will be determined after the completion of a valuation of tangible and identifiable intangible assets acquired (including their estimated useful lives) and liabilities assumed. Using this information we will make a final allocation of the purchase consideration, including allocation to tangible assets and liabilities, identifiable intangible assets and goodwill. Accordingly, depreciation and amortization, as presented in the pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2000 may fluctuate significantly from the preliminary estimate when the final valuation of tangible and intangible assets is completed.

(3) Reflects interest expense related to the deferred cash payment component of the purchase price.